Exhibit (a)(3)

COMMON SHARE ACCEPTANCE LETTER

TO TENDER FOR CASH

COMMON SHARES HELD BY U.S. HOLDERS

OF

ADMINISTRADORA DE FONDOS DE PENSIONES PROVIDA S.A.

(PROVIDA PENSION FUND ADMINISTRATOR INC.)

PURSUANT TO THE U.S. OFFER TO PURCHASE

DATED AUGUST 29, 2013

BY

METLIFE CHILE ACQUISITION CO. S.A.

AN INDIRECT WHOLLY-OWNED SUBSIDIARY

OF

METLIFE, INC.

THE U.S. OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON

SEPTEMBER 27, 2013, UNLESS THE U.S. OFFER IS EXTENDED.

You have received this Common Share Acceptance Letter in connection with the offer (the “U.S. Offer”) by MetLife Chile Acquisition Co. S.A., a Chilean closed corporation (sociedad anónima cerrada) (“Purchaser”) that is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation (“MetLife”), to purchase:

(i) up to 100% of the issued and outstanding Common Shares, without par value, of Administradora de Fondos de Pensiones Provida S.A. (“Provida”), a Chilean corporation (sociedad anónima) (collectively the “Common Shares” and each a “Common Share”), that are held by U.S. holders (within the meaning of Rule 14d-1(d) under the U.S. Securities Exchange Act of 1934, as amended), and

(ii) up to 100% of the outstanding American Depositary Shares of Provida, each representing fifteen (15) Common Shares (collectively the “ADSs” and each an “ADS”), from all holders, wherever located,

for U.S. $6.1476 per Common Share, and U.S. $92.2140 per ADS, in each case, in cash, without interest, payable in U.S. dollars (or in Chilean pesos upon a valid election by a tendering security holder), and less the amount of any fees, expenses and withholding taxes that may be applicable, upon the terms set forth in the U.S. Offer to Purchase, dated as of August 29, 2013, and any amendments or supplements thereto (the “U.S. Offer to Purchase”).

Delivery of documents to the U.S. Tender Agent may be made as follows:

The Bank of New York Mellon

By registered, certified or express mail: The Bank of New York Mellon Voluntary Corporate Actions P.O. Box 43031 Providence, Rhode Island 02940-3031 United States of America	If delivering by hand or overnight courier: The Bank of New York Mellon Voluntary Corporate Actions—Suite V 250 Royall Street Canton, Massachusetts 02021 United States of America

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You should use this Common Share Acceptance Letter if you are (i) a U.S. holder of Common Shares and (ii) want to accept the U.S. Offer. Do not use this Common Share Acceptance Letter for any other purpose. Delivery of this Common Share Acceptance Letter to an address other than one of those set forth for the U.S. Tender Agent above will not constitute a valid delivery to the U.S. Tender Agent. Do NOT send certificates evidencing your Common Shares to the U.S. Tender Agent. Do NOT send any documents to MetLife, Purchaser, Provida or D.F. King & Co., Inc. (the “U.S. Information Agent”).

This document should be read in conjunction with the U.S. Offer to Purchase. All terms and conditions contained in the U.S. Offer to Purchase applicable to Common Shares are deemed to be incorporated in and form part of this Common Share Acceptance Letter. Terms used but not defined in this Common Share Acceptance Letter have the meanings given to them in the U.S. Offer to Purchase. In the event of an inconsistency between the terms and procedures in this Common Share Acceptance Letter and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern.

You should read carefully the instructions set forth herein before you complete this Common Share Acceptance Letter. You may request assistance or additional copies of the U.S. Offer to Purchase and this Common Share Acceptance Letter from U.S. Information Agent at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

provida@dfking.com

U.S. Toll Free Number for holders of securities: (800) 290-6427

U.S. Collect Number for banks and brokers: (212) 269-5550

If you wish to accept the U.S. Offer, deliver this Common Share Acceptance Letter properly completed and duly executed (together with a properly completed and duly executed IRS Form, as set forth below) to the U.S. Tender Agent at one of its addresses set forth on the first page of this document as soon as possible and in any event before 11:59 p.m., New York City time, on September 27, 2013 (the “Expiration Date”), unless the U.S. Offer is extended. Note that, in some circumstances, your signature on the Common Share Acceptance Letter must be guaranteed by a financial institution that participates in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each such financial institution, an “Eligible Institution”). Do not detach any part of this form.

In addition to this Common Share Acceptance Letter, you must deliver, or cause to be delivered, the Common Shares through the system of the Depósito Central de Valores (“DCV”) to the applicable subaccount maintained by the U.S. Tender Agent at Banco Itaú Chile S.A., as Chilean custodian for the U.S. Tender Agent (the “U.S. Tender Agent’s Custodian”) (DCV subaccount 71607119 (to receive payment in U.S. dollars) or DCV subaccount 71607127 (if you have elected to receive payment in Chilean pesos)). All of the above steps must be completed prior to 11:59 p.m., New York City time, on the Expiration Date in order for your tender to be valid.

If you hold Common Shares through a broker or other securities intermediary, you must contact such securities intermediary and have the securities intermediary tender your Common Shares on your behalf through the DCV system. Securities intermediaries are likely to establish cutoff times and dates earlier than 11:59 p.m., New York City time, on the Expiration Date to receive instructions to tender Common Shares and may charge you transaction or service fees. You should contact your broker or other securities intermediary to determine the cutoff time and date and any fees that may be applicable to you.

Please note that if you hold your Common Shares in certificated form, in order to tender those Common Shares into the U.S. Offer (in addition to delivering this Common Share Acceptance Letter and the appropriate

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IRS Form to the U.S. Tender Agent), you must take measures sufficient to cause the Common Shares evidenced by the certificate to be dematerialized into the DCV system prior to delivering or causing them to be delivered to the applicable subaccount maintained by the U.S. Tender Agent at the U.S. Tender Agent’s Custodian as described above. You will need to contact a Chilean broker or other securities intermediary or your local broker or securities intermediary that has a relationship with a Chilean securities intermediary to effect these procedures. These procedures will take a significant amount of time, possibly weeks, to complete and you should allow ample time for these procedures to be completed prior to the Expiration Date. All of the above procedures must be completed prior to 11:59 p.m., New York City time, on the Expiration Date in order for the tender of your Common Shares to be valid.

Please note that if you hold Common Shares in the DCV system directly and not in an account with a Chilean broker or other securities intermediary, in order to tender those Common Shares into the U.S. Offer (in addition to delivering this Common Share Acceptance Letter and the appropriate IRS Form to the U.S. Tender Agent) you will need to contact a Chilean broker or other securities intermediary in order to effect delivery of those Common Shares to the applicable subaccount maintained by the U.S. Tender Agent at the U.S. Tender Agent’s Custodian as described above prior to 11:59 p.m., New York City time, on the Expiration Date. These procedures will take a significant amount of time, possibly weeks, to complete and you should allow ample time for these procedures to be completed prior 11:59 p.m., New York City time, on to the Expiration Date. All of the above procedures must be completed prior to 11:59 p.m., New York City time, on the Expiration Date in order for the tender of your Common Shares to be valid.

The broker or other securities intermediary that dematerializes your Common Shares and/or effects the delivery of your Common Shares to the relevant subaccount maintained by the U.S. Tender Agent at the U.S. Tender Agent’s Custodian, as described above, may charge you an additional fee. You should consult your securities intermediary to determine whether you will be charged any such fees.

You must sign this Common Share Acceptance Letter in the appropriate space provided below and complete the enclosed Internal Revenue Service (“IRS”) Form W-9, or if you are a U.S. holder that is not a U.S. person for U.S. federal income tax purposes (as defined below in “Backup Withholding; IRS Forms”), provide a properly completed IRS Form W-8, available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. U.S. holders of Common Shares that are not U.S. persons or that have questions regarding their status for U.S. federal income tax purposes should consult their tax advisors to determine which IRS Form appropriate.

Simultaneously with the U.S. Offer, Purchaser is making an offer in accordance with the mandatory tender offer rules of the Republic of Chile (“Chile”) to purchase up to 100% of the Common Shares from all holders of Common Shares, wherever located (the “Chilean Offer,” and together with the U.S. Offer, the “Offers”), for the same price and on substantially the same terms as the Common Shares offered to be purchased pursuant to the U.S. Offer. If you are NOT a U.S. holder, you may not tender your Common Shares into the U.S. Offer but you may tender your Common Shares into the Chilean Offer. If you are a U.S. holder, you may tender your Common Shares into the U.S. Offer or you may tender your Common Shares into the Chilean Offer. There are certain risks of participating in the Chilean Offer (See “What are the principal differences between the U.S. Offer and the Chilean Offer” in the section of the U.S. Offer to Purchase captioned “Questions and Answers about the Offers”). For additional information on how to tender into the Chilean Offer, please contact the U.S. Information Agent at the address and telephone number set forth above or your Chilean broker or securities intermediary.

This Common Share Acceptance Letter is not for use by holders of American Depositary Shares (“ADSs”) representing Common Shares. If you are a holder of ADSs, you should properly complete and duly execute an ADS Letter of Transmittal, which is attached to the U.S. Offer to Purchase as Exhibit (a)(2) and is also available from the U.S. Information Agent, and submit the ADS Letter of Transmittal together with all related documents to the U.S. Tender Agent before 11:59 p.m., New York City time, on the Expiration Date.

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Ladies and Gentlemen:

The undersigned hereby tenders to Purchaser the below-described Common Shares of Provida pursuant to Purchaser’s offer to purchase: (i) up to 100% of the issued and outstanding Common Shares, without par value, of Provida, that are held by U.S. holders (within the meaning of Rule 14d-1(d) under the U.S. Securities Exchange Act of 1934, as amended), and (ii) up to 100% of the outstanding American Depositary Shares of Provida, each representing fifteen (15) Common Shares, from all holders, wherever located, for U.S. $6.1476 per Common Share, and U.S. $92.2140 per ADS, in each case, in cash, without interest, and less the amount of any fees, expenses and withholding taxes that may be applicable, upon the terms set forth in the U.S. Offer to Purchase, dated as of August 29, 2013, and any amendments or supplements thereto.

Tender Constitutes Agreement. By signing this Common Share Acceptance Letter, the undersigned hereby affirms its understanding that tenders of Common Shares in accordance with this Common Share Acceptance Letter will constitute the undersigned’s acceptance of the terms and conditions of the U.S. Offer as set forth in the U.S. Offer to Purchase and this Common Share Acceptance Letter.

Representations. By signing this Common Share Acceptance Letter, the undersigned irrevocably undertakes, represents, warrants and agrees (so as to bind the undersigned and the undersigned’s personal representatives, heirs, successors and assigns) as follows:

a)	that the undersigned is a U.S. holder of Common Shares;

b)	that the undersigned has the full power and authority to tender and assign the Common Shares tendered, and that Purchaser’s acceptance for payment of Common Shares tendered pursuant to the U.S. Offer will constitute a binding agreement containing the terms and conditions of the U.S. Offer, as between Purchaser and the undersigned;

c)	that the tendering of the shareholder’s Common Shares and the execution of this Common Share Acceptance Letter shall constitute: (i) an acceptance of the U.S. Offer in respect of the number of Common Shares identified herein, (ii) an undertaking to execute all further documents and give all further assurances which may be required to enable Purchaser to obtain the full benefit and to obtain title to the tendered Common Shares and (iii) that the undersigned’s acceptance shall be irrevocable, subject to the undersigned’s not having withdrawn such acceptance;

d)	that the Common Shares in respect of which the U.S. Offer is accepted or deemed to be accepted are fully paid and non-assessable, sold free from all liens, equities, charges and encumbrances and together with all rights attaching thereto, including voting rights and the right to all dividends or other distributions having a record date after such Common Shares have been accepted for purchase in accordance herewith;

e)	that the tendering shareholder’s execution of this Common Share Acceptance Letter constitutes the irrevocable appointment of the U.S. Tender Agent and its directors and agents as the undersigned’s attorney-in-fact and an irrevocable instruction to the attorney-in-fact to complete and execute any and all form(s) of transfer and other document(s) as may be necessary or required, at the discretion of the attorney-in-fact, in order to transfer those Common Shares validly tendered and not withdrawn, in Purchaser’s name or in the name of such other person(s) as Purchaser may direct, and to deliver such form(s) of transfer and other document(s) as may be required, together with other document(s) of title relating to such Common Shares, and to do all such other acts and things as may in the opinion of the attorney-in-fact be necessary or required for the purpose of, or in connection with, the acceptance of the U.S. Offer, and to vest title to the Common Shares in Purchaser or its nominees as aforesaid;

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f)	that the execution of this Common Share Acceptance Letter constitutes, subject to the undersigned not having withdrawn its tender, an irrevocable authority and request (i) to Provida and its directors, officers and agents, to cause the registration of the transfer of the Common Shares pursuant to the U.S. Offer and the delivery of any and all document(s) of title in respect thereof to Purchaser or Purchaser’s nominees and (ii) to Purchaser or Purchaser’s agents, to act upon any instructions with regard to notices and payments that have been recorded in the records of Provida regarding the Common Shares tendered;

g)	that the section of the U.S. Offer to Purchase entitled “The U.S. Offer—Procedure for Tendering into the U.S. Offer—Representations and Agreements with respect to Tenders,” shall be incorporated in and form part of the Common Share Acceptance Letter; and

h)	that the undersigned agrees to ratify each and every act or thing which may be done or effected by Purchaser, MetLife or any of Purchaser’s directors or agents, or Provida or its agents, as applicable, in the proper exercise of the power and authorities of any such person.

Payment Currency; Electing for Chilean Pesos. Unless the undersigned makes a valid election in Box 4 below to receive Chilean pesos as consideration for validly tendered Common Shares, the undersigned will receive the purchase price per Common Share in U.S. dollars in accordance with the U.S. Offer to Purchase. Unless the undersigned checks the box in Box 4 of this Common Share Acceptance Letter and provides valid wire transfer instructions for an account that is able to receive transfer of Chilean pesos, the Chilean peso election will not be valid. Payments in Chilean pesos to tendering holders that make valid Chilean peso elections will be made by wire transfer of Chilean pesos from the U.S. Tender Agent’s Custodian, acting as agent for the U.S. Tender Agent, to the account specified by the undersigned below in Box 4. If the wire transfer fails for any reason, the undersigned, or its broker or other securities intermediary, will instead receive payment by check in U.S. dollars. If the undersigned attempts to make a Chilean peso election but the election is not complete or the U.S. Tender Agent determines it is not valid, such tendering holder, or its broker or other securities intermediary, will instead receive payment in U.S. dollars.

Payment Obligation. The undersigned hereby affirms its understanding that the U.S. Tender Agent will act as agent for all tendering holders of Common Shares for the purpose of (i) receiving payment from Purchaser for tendered Common Shares and (ii) transmitting payment to the tendering holders of Common Shares. Accordingly, upon Purchaser’s deposit of the aggregate purchase price in U.S. dollars (or Chilean pesos, if applicable), with the U.S. Tender Agent (or the U.S. Tender Agent’s Custodian), Purchaser’s obligation to make payment for the Common Shares will be satisfied, and holders that tender Common Shares must thereafter look solely to the U.S. Tender Agent for payment of net amounts owed to them by reason of the acceptance of Common Shares pursuant to the U.S. Offer. If, for any reason, any Common Shares tendered by book-entry transfer are not purchased in the U.S. Offer, such Common Shares will be credited to the account of the tendering party with the DCV, without expense to the tendering holder of Common Shares, as promptly as practicable following the termination of the U.S. Offer. Payments in U.S. dollars will, in accordance with the U.S. Offer to Purchase, be made by check to the address set forth in Box 1 below, unless another address is required to be used under the DCV system.

***

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BOX 1
DESCRIPTION OF COMMON SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)*	Common Shares Tendered (attach additional list if necessary)
	Certificate Number(s) (if applicable)	Total Number of Common Shares Registered (Represented by Certificate(s), if applicable)	Number of Common Shares Tendered**

TOTAL COMMON SHARES TENDERED:

*       Please write the name and address of the registered holder or, if applicable, of the U.S. holder exactly as it appears on the certificate(s) evidencing the Common Share(s).

**     Unless otherwise indicated, it will be assumed that all Common Shares registered in the name of the U.S. holder (or represented by a certificate, if applicable) are being tendered.

THE INFORMATION PROVIDED IN BOX 1 IS NOT SUFFICIENT FOR COMMON SHARES TO BE DELIVERED TO THE APPLICABLE ACCOUNT MAINTAINED BY THE U.S. TENDER AGENT AT THE U.S. TENDER AGENT’S CUSTODIAN. IF YOU HAVE ALREADY DELIVERED OR CAUSED TO BE DELIVERED ALL OR SOME OF YOUR COMMON SHARES THROUGH THE SYSTEM OF DCV TO THE SUBACCOUNTS DESIGNATED BELOW, PLEASE CHECK BOX 2 BELOW AND COMPLETE THE INFORMATION THEREIN REQUESTED. IF YOU HAVE NOT ALREADY DONE SO, YOU WILL NEED TO IMMEDIATELY CONTACT A CHILEAN BROKER OR OTHER SECURITIES INTERMEDIARY OR YOUR LOCAL BROKER OR SECURITIES INTERMEDIARY THAT HAS A RELATIONSHIP WITH A CHILEAN SECURITIES INTERMEDIARY TO EFFECT THESE PROCEDURES AS SET FORTH IN THE U.S. OFFER TO PURCHASE, PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, UNLESS THE U.S. OFFER IS EXTENDED, IN ORDER FOR THE TENDER TO BE VALID.

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BOX 2

CONFIRMATION OF DELIVERY OF COMMON SHARES THROUGH DCV

☐	I/we have delivered or caused to be delivered the number of Common Shares indicated below through the system of DCV to the accounts set forth below, as applicable.

DCV Participant Name:

DCV Participant Address:

Name and Title of Contact Person at DCV Participant:

Email Address and Telephone Number of Contact Person at DCV Participant:

Indicate number of Common Shares delivered in the account below.

NUMBER OF COMMON SHARES DELIVERED	DCV ACCOUNT NAME	DCV SUBACCOUNT NUMBERS
	The Bank of New York Mellon U.S. Dollars	71607119
	The Bank of New York Mellon Chilean Pesos	71607127

BOX 3

SPECIAL TRANSFER INSTRUCTIONS

To be completed ONLY if (i) the check for the purchase price of the Common Shares purchased (less the amount of any U.S. federal income and withholding tax required to be withheld) or (ii) a certificate of Common Shares not purchased will be issued in the name of someone other than the undersigned.

☐  Please issue check to

☐  Please issue a Common Share certificate to

Name (please print or type):

Address (with zip code):

Taxpayer Identification Number:

Please also complete, execute and deliver the applicable IRS Form AND see instructions regarding medallion signature guarantee in the section of this Common Share Acceptance Letter entitled “Signatures.”

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U.S. holders electing to receive Chilean pesos for Common Shares tendered into the U.S. Offer must complete Box 4 below.

BOX 4
CHILEAN PESOS PAYMENT ELECTION & DELIVERY INFORMATION
☐	Check this box and provide the information for delivery below ONLY if you wish to receive all (but not part) of the purchase price of Common Shares purchased (less the amount of any fees, expenses and withholding taxes that may be applicable) by wire transfer of Chilean pesos. You will not be charged an additional amount if you elect to receive payment of the purchase price in Chilean pesos. U.S. dollars will be converted to Chilean pesos by the Purchaser at the exchange rate (dólar observado) in effect on September 30, 2013, as published by the Chilean Central Bank (Banco Central de Chile) in the Chilean Official Gazette pursuant to No. 6 of Chapter I of the Compendio de Normas de Cambios Internacionales of the Chilean Central Bank.

Name of Bank:

Account Number:

Bank RTN or SWIFT Bank Identifier Code or International Routing Code:

Name of Account Holder:

RUT (Chilean Tax I.D.) of Account Owner:

Name of Contact Person at Bank:

Email Address of Contact Person at Bank:

Telephone Number of Contact Person at Bank:

If you do not check the box in this Box 4 or do not provide the information for delivery requested above, you will receive payment by check in U.S. dollars.

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BOX 5

IMPORTANT

Sign Here*:

Dated:                                 , 2013

Name(s) (please type or print):

Capacity (full title):

Address (with zip code):

Area Code and Telephone Number:

*	Must be signed by the U.S. holder(s) EXACTLY as name(s) appear(s) on Common Share certificate(s), if applicable, or on a security position listing, or by the DCV participant through which the transfers of Common Shares have been delivered to the accounts of the U.S. Tender Agent set forth in Box 2. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title of such person and submit proper evidence of the authority of such person so to act.

Please also complete, execute and deliver the applicable IRS Form.

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BOX 6

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only. Place medallion guarantee in space below.)

The above signature(s) must be guaranteed by an Eligible Institution if Box 4 has been checked and the Name(s) of the Account Holder(s) is/are different from the Name(s) of the undersigned as set forth in Box 4.

Authorized Signature:

Name of Eligible Institution:

Address of Eligible Institution:

Area Code and Telephone Number:

Dated:                                 , 2013

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Instructions Regarding Completion and Submission of this Common Share Acceptance Letter

Forming Part of the Terms and Conditions to the U.S. Offer

1. Proper Tender of Common Shares

In addition to the receipt by the U.S. Tender Agent of a properly completed and validly executed copy of this Common Share Acceptance Letter, you must deliver, or cause to be delivered, the Common Shares through the system of the DCV to the applicable subaccount maintained by the U.S. Tender Agent at the U.S. Tender Agent’s Custodian (DCV subaccount 71607119 (to receive payment in U.S. dollars) or DCV subaccount 71607127 (if you have elected to receive payment in Chilean pesos)). You will need to contact a Chilean broker or other securities intermediary or your local broker or securities intermediary that has a relationship with a Chilean securities intermediary to effect these procedures. These procedures will take a significant amount of time, possibly weeks, to complete and you should allow ample time for these procedures to be completed prior to the Expiration Date. All of the above steps must be completed prior to 11:59 p.m., New York City time, on the Expiration Date in order for the tender of your Common Shares to be valid.

The consideration due to you under the U.S. Offer cannot be sent to you unless this Common Share Acceptance Letter has been properly completed, duly executed and received by the U.S. Tender Agent.

2. Signatures

In order to be effective, this Common Share Acceptance Letter must be executed (i) personally by the U.S. holder whose name appears on the Common Shares certificate(s), if applicable, or (ii) by the DCV participant that is the registered holder of the Common Shares in the DCV system. If any Common Shares tendered hereby are held of record jointly by two or more joint owners, each owner must sign this Common Share Acceptance Letter. If this Common Share Acceptance Letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, including the DCV participant, such person should so indicate when signing, and shall submit proper evidence satisfactory to the U.S. Tender Agent of the authority of such person to so act. Signatures on the Common Share Acceptance Letter, or notice of withdrawal, as applicable, must be guaranteed if the check for the purchase price of the Common Shares purchased, or certificates for Common Shares not purchased, will be issued in the name of someone other than the undersigned.

3. Matters Concerning Validity, Eligibility and Acceptance

All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Common Shares, including questions as to the proper completion or execution of any Common Share Acceptance Letter, will be determined by us, in our sole discretion. We reserve the absolute right to waive any defect or irregularity in any tender of Common Shares by any holder, whether or not similar defects or irregularities are waived in the case of other holders of Common Shares. No tender of Common Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to our satisfaction. We also reserve the absolute right to reject any or all tenders of Common Shares determined by us not to be in proper form or for which acceptance for payment or payment may be unlawful. None of MetLife, Purchaser, the U.S. Tender Agent, the ADS Depositary, the U.S. Information Agent or any other person will be under any duty to give notification of any defect or irregularity in tenders or incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the U.S. Offer (including any Common Share Acceptance Letter) will be final and binding to the full extent permitted by law.

4. Lost, Stolen, Mutilated or Destroyed Certificates Evidencing Common Shares

If your certificate(s) evidencing Common Shares have been issued but have been lost, stolen, mutilated or destroyed, you should nevertheless complete and sign a Common Share Acceptance Letter, and you should return the executed Common Share Acceptance Letter to the U.S. Tender Agent as soon as possible. You should

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immediately follow the procedures set forth in Article 13 of the Rules of Law 18.046 of the Chilean Corporations Law and thereupon either (i) request the DCV to issue substitute certificate(s) and then submit the new certificate(s) to a Chilean broker or other securities intermediary in accordance with the above-described procedure for dematerialization of Common Shares, or (ii) through a Chilean broker or other securities intermediary, request DCV to change your status to a book-entry holder of Common Shares. These procedures will take a significant amount of time, possibly weeks, to complete and you should allow ample time for these procedures to be completed prior to the Expiration Date. All of the above steps must be completed prior to 11:59 p.m., New York City time, on the Expiration Date in order for the tender of your Common Shares to be valid.

THE METHOD OF DELIVERY OF THIS COMMON SHARE ACCEPTANCE LETTER AND ANY OTHER REQUIRED DOCUMENT, INCLUDING DELIVERY THROUGH DCV, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN A PROPERLY COMPLETED AND SIGNED COMMON SHARE ACCEPTANCE LETTER, AND EVIDENCE OF DELIVERY OF THE COMMON SHARES TO THE APPLICABLE SUBACCOUNT AT THE U.S. TENDER AGENT’S CUSTODIAN ARE ACTUALLY RECEIVED BY THE U.S. TENDER AGENT. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO COMPLETE ALL STEPS REQUIRED FOR PARTICIPATION IN THE U.S. OFFER AS SET FORTH ABOVE PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

5. If You Have Sold All of Your Common Share Holding

If you have sold all of your Common Shares, you should immediately send this Common Share Acceptance Letter to the broker or other securities intermediary through whom the sale was effected for transmission to the person(s) who purchased your Common Shares.

6. Who to Contact with Questions

You should immediately contact your broker or other securities intermediary or the U.S. Information Agent at the phone number and address set forth above with any questions that you may have.

7. Backup Withholding; IRS Forms

Under the U.S. federal income tax laws, unless certain certification requirements are met, the U.S. Tender Agent generally will be required to backup withhold at the applicable backup withholding rate from any payments made to certain U.S. holders of Common Shares pursuant to the U.S. Offer. In such cases, in order to avoid such backup withholding, each tendering U.S. holder of Common Shares, and, if applicable, each other payee, must provide the U.S. Tender Agent with such U.S. holder of Common Shares or payee’s correct taxpayer identification number (“TIN”) and certify that such U.S. holder of Common Shares or payee is not subject to such backup withholding by properly completing the enclosed IRS Form W-9, or if such U.S. holder or payee is not a U.S. person for U.S. federal income tax purposes, by submitting an appropriate and properly completed IRS Form W-8, available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. Such U.S. holders of Common Shares that are not U.S. persons or that have questions regarding their status for U.S. federal income tax purposes should consult their tax advisors to determine which IRS Form is appropriate. For a U.S. holder of Common Shares or payee that is an individual, the TIN is often the social security number of such individual.

The U.S. holder of Common Shares or payee is required to give the U.S. Tender Agent the TIN of the registered holder of the Common Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Common Shares. If the Common Shares are registered in two (2) or more names or a name that is not in the name of the actual holder, you should review the instructions on the enclosed IRS Form W-9 for

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additional guidance on which number to report. If a TIN is required, and if the U.S. holder of Common Shares or payee does not provide the U.S. Tender Agent with its correct TIN, the IRS may impose a U.S. $50 penalty on the U.S. holder of Common Shares or payee. If the tendering holder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future, in order to avoid backup withholding such tendering holder should review and comply with the instructions on the enclosed IRS Form W-9 or, if applicable, IRS Form W-8, available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. Such U.S. holders of Common Shares that are not U.S. persons should consult their tax advisors to determine which IRS Form W-8 is appropriate.

For U.S. federal tax purposes, a holder is considered a U.S. person if the holder is: (1) a citizen or individual resident of the United States, (2) a corporation, or entity treated as a corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) a trust that (i) is subject to (a) the primary supervision of a court within the United States and (b) the authority of one or more U.S. persons to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person or (4) an estate that is subject to U.S. federal income tax on its income regardless of its source.

Certain U.S. holders of Common Shares or payees (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the enclosed IRS Form W-9 without crossing out Part 2 to avoid possible erroneous backup withholding or submit to the U.S. Tender Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to the exempt status of such U.S. holders of Common Shares or payees. IRS Forms W-8 are available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. Such U.S. holders of Common Shares that are not U.S. persons should consult their tax advisors to determine which IRS Form W-8 is appropriate. Please review the instructions on the enclosed IRS Form W-9 for additional guidance on which holders are exempt from backup withholding.

Failure to complete the enclosed Form W-9 or to submit an applicable IRS Form W-8 will not, by itself, cause Common Shares to be deemed invalidly tendered, but will require the U.S. Tender Agent to backup withhold from the amount of any payments made pursuant to the U.S. Offer.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Failure to complete and return the enclosed IRS Form W-9 or an IRS Form W-8 will result in backup withholding from any payments made to you pursuant to the U.S. Offer. Such IRS Forms W-9 or W-8 are available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. U.S. holders of Common Shares should consult their tax advisors to determine which such IRS Form is appropriate.

For a discussion of certain U.S. federal income tax consequences of the U.S. Offer, see the U.S. Offer to Purchase under the heading “The Offer—Income Tax Considerations.”

8. Inadequate Space

If the space provided in any of Boxes 1-6 is insufficient, any additional required information should be listed on a separate signed schedule attached hereto.

9. Conditions for Completion of the U.S. Offer; Waiver

Purchaser is not required to accept for payment nor, subject to any applicable rules and regulations of the U.S. Securities and Exchange Commission, required to pay for any tendered Common Shares unless the

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conditions set forth in the section of the U.S. Offer to Purchase “The U.S. Offer—Conditions to the U.S. Offer” are satisfied or waived in accordance therewith. Purchaser reserves the right to waive any of the specified conditions of the U.S. Offer in the case of any Common Shares tendered.

Purchaser is not obliged and does not intend to extend the U.S. Offer beyond September 27, 2013. However, Purchaser reserves the right, at its own election, to extend the U.S. Offer in accordance with applicable law.

10. Tender Constitutes an Agreement

The tender of Common Shares pursuant to any one of the procedures described above will constitute your acceptance of the U.S. Offer, as well as your representation and warranty that you have the full power and authority to tender, sell, assign and transfer the tendered Common Shares, as specified in this Common Share Acceptance Letter. Purchaser’s acceptance for payment of Common Shares tendered by you pursuant to the U.S. Offer will constitute a binding agreement between you and Purchaser with respect to such Common Shares, upon the terms and subject to the conditions of the U.S. Offer.

11. No Alternative, Conditional or Contingent Tenders

No alternative, conditional or contingent tenders will be accepted. By executing this Common Share Acceptance Letter (or a manually signed facsimile thereof), the tendering shareholder waives any right to receive notice of the acceptance for payment of the Common Shares.

12. Chilean Pesos Payment Election

If you would like to receive the purchase price by wire transfer of Chilean pesos, please check the box marked “Chilean Pesos Payment Election” in Box 4 and complete the delivery instructions that follow it. If you do not check such box or do not provide the information required therein, including the applicable IRS Form and taxpayer-related information, you will receive payment by check in U.S. dollars. You will not be charged an additional amount if you elect to receive payment of the purchase price in Chilean pesos. U.S. dollars will be converted to Chilean pesos by the Purchaser at the exchange rate (dólar observado), as published by the Chilean Central Bank (Banco Central de Chile) in the Chilean Official Gazette pursuant to No. 6 of Chapter I of the Compendio de Normas de Cambios Internacionales of the Chilean Central Bank in effect on September 30, 2013.

13. Withdrawals

Tenders of Common Shares made pursuant to the U.S. Offer are irrevocable except as otherwise provided here. You may withdraw your tender of Common Shares at any time before 11:59 p.m., New York City time, on the Expiration Date. Purchaser expects to accept all Common Shares validly tendered and not withdrawn promptly following 11:59 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, you must (i) have previously tendered your Common Shares and (ii) if such tender was in registered form, subsequently deliver a properly completed and duly executed written notice of withdrawal to the U.S. Tender Agent at the address listed above or (iii) if such tender was made by your broker or other securities intermediary on your behalf, instruct your securities intermediary make the withdrawal in accordance with the procedures of DCV.

The notice of withdrawal must be received before 11:59 p.m., New York City time, on the Expiration Date, or such earlier cut-off time and date as your broker or other securities intermediary may specify, if applicable. Any notice of withdrawal must specify:

•	the name of the person who tendered Common Shares to be withdrawn;

•	the number of Common Shares to be withdrawn; and

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•	the name of the registered holder of Common Shares to be withdrawn, if different from that of the person who tendered such Common Shares.

If you are a beneficial holder of Common Shares and your broker or other securities intermediary has tendered Common Shares on your behalf through DCV, the notice of withdrawal must also specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Common Shares.

You may not rescind a notice of withdrawal, and withdrawn Common Shares will not be validly tendered for purposes of the U.S. Offer. However, you may re-tender withdrawn Common Shares at any time before 11:59 p.m., New York City time, on the Expiration Date.

All questions as to the form and validity, including time of receipt, of any notice of withdrawal will be determined by us, in our sole discretion, subject to applicable law, which determination shall be final and binding. None of Purchaser, MetLife, Provida, the U.S. Tender Agent, the U.S. Information Agent or any other person, will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification.

***

IMPORTANT: This Common Share Acceptance Letter (or a manually signed facsimile thereof), together with any other required documents must be received by the U.S. Tender Agent, and Common Shares must be delivered to the applicable subaccount maintained by the U.S. Tender Agent at the U.S. Tender Agent’s Custodian, before 11:59 p.m., New York City time, on the Expiration Date.

Questions or requests for assistance or additional copies of the U.S. Offer to Purchase, the Common Share Acceptance Letter and any other documents may be directed to the U.S. Information Agent at its address and telephone number set forth below. You may also contact your broker, or other securities intermediary for assistance concerning the U.S. Offer.

The U.S. Information Agent for the U.S. Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

provida@dfking.com

U.S. Toll Free Number for holders of securities: (800) 290-6427

U.S. Collect Number for banks and brokers: (212) 269-5550

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Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)								▶			☐	Exempt payee
☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

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Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

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Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

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Form W-9 (Rev. 12-2011)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

VOLUNTARY CORPORATE ACTIONS COY: PVDB